UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 24, 2020

TMSR Holding Company Limited

(Exact name of Company as specified in charter)

Nevada	001-37513	47-3709051
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
A101 Hanzheng Street City Industry Park, No. 21 Jiefang Avenue, Qiaokou District, Wuhan, Hubei, China 430000

(Address of Principal Executive Offices) (Zip code)

 +86-022-5982-4800

(Company’s Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	TMSR	Nasdaq Capital Market
Warrants to purchase one-half of one share of Common Stock	TMSRW	OTC Pink

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously disclosed on the current report on Form 8-K (the “Prior 8-K”) filed by TMSR Holding Company Limited (the “Company”) with the U.S. Securities Exchange Commission on January 3, 2020, the Company entered into a Share Purchase Agreement (the “Purchase Agreement”) with Sichuan Wuge Network Games Co., Ltd. (“Wuge”), a PRC company, and all the shareholders of Wuge (the “Wuge Shareholders”). Pursuant to the Purchase Agreement, the Company shall issue an aggregate of 4,000,000 shares of its common stock (the “Shares”) to the Wuge Shareholders, in exchange for Wuge Shareholders’ agreement to enter into, and their agreement to cause Wuge to enter into, certain contractual agreements (the “VIE Agreements”) with Tongrong Technology (Jiangsu) Co., Ltd. (“WFOE”), the Company’s indirectly owned subsidiary, through which WFOE shall have the right to control, manage and operate Wuge in return for a service fee equal to 100% of Wuge’s net income (the “Acquisition”). The Company promptly notified Nasdaq Stock Market regarding the Acquisition and Nasdaq’s review has been closed.

On January 24, 2020, the Company completed the Acquisition and issued the Shares to the Wuge Shareholders. The Shares were not registered under the Securities Act of 1933, as amended (the “Securities Act”).

The foregoing description of the Purchase Agreement, the VIE Agreements and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements, copies of which were attached to the Prior 8-K as Exhibit 10.1, 10.2, 10.3, 10.4 and 10.5, and are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information above in Item 2.01 is incorporated herein by reference in response to this Item 3.02. The Company relied upon an exemption from the registration requirements under Regulation S promulgated under the Securities Act, in connection with the issuance of the Shares.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of business acquired.

(b) Pro forma financial Statement

The financial statements required to be filed as part of this report will be filed by an amendment to this Current Report on Form 8-K as soon as practicable, but not later than 71 days after this Current Report is required to be filed.

(d) Exhibits.

Exhibit No.	Description

99.1	Audited financial statements of Sichuan Wuge Network Games Co., Ltd.as of and for the fiscal year ended December 31, 2018 and 2017*
99.2	Unaudited financial statements of Sichuan Wuge Network Games Co., Ltd. as of and for the six months ended June 30, 2019*
99.3	Pro Forma Condensed Combined Financial Statements*

* To be filed by amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TMSR HOLDING COMPANY LIMITED

Date: January 29, 2020	By:	/s/ Yimin Jin
	Name:	Yimin Jin
	Title:	CEO

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